Exhibit 10.24

5 March 2019

Mr Richard Van Breda

Chief Executive Officer

Stanwell Corporation Limited

Level 2

180 Ann Street

BRISBANE QLD 4000

Dear Richard

Curragh Mine — New Coal Supply Deed

We refer to the Curragh Mine — New Coal Supply Deed between Coronado Curragh Pty Ltd ACN 009 362 565 (Coronado) and Stanwell Corporation Limited ACN 078 848 674 (Stanwell) dated 14 August 2018 as amended (New Coal Supply Deed).

Capitalised terms that are used but not defined in this letter have the meaning specified in the New Coal Supply Deed. Clause and schedule references in this letter are to clauses and schedules in the New Coal Supply Deed.

The definition of Acceptable Security in clause 1.1 includes the Wilmington Amendment of Undertaking, in the form set out in Schedule 7.  As you are aware, Coronado refinanced its external debt in October 2018. Pursuant to that refinancing, Westpac Administration Pty Ltd replaced Wilmington Trust as security trustee and encumbrancee in respect of security granted by Coronado to the refinancing banks (Banks). In conjunction with the refinancing, Westpac Administration Pty Ltd, Stanwell, Coronado and others entered into the Existing Arrangements Intercreditor Deed on 25 October 2018 (Intercreditor Deed).  Under clause 20 of the Intercreditor Deed, Westpac Administration Pty Ltd in its capacity as security trustee gave undertakings to Stanwell which reflect those contemplated in the Wilmington Amendment of Undertaking.  In view of Wilmington Trust’s replacement by Westpac Administration Pty Ltd as encumbrancee and security trustee in respect of security granted by Coronado to the Banks, and the undertakings given by Westpac Administration Pty Ltd in the Intercreditor Deed, we consider that the reference to the Wilmington Amendment of Undertaking in the definition of Acceptable Security in clause 1.1 is now redundant, and should not be required to be provided as part of the Acceptable Security under the New Coal Supply Deed.

In addition, we understand that certain aspects of the Acceptable Security relating to Coronado’s USA operations have not been completed.  Despite this, Coronado wishes to commence mining on the Reserved Area, and seeks Stanwell’s consent in that regard.

If Stanwell agrees that:

(a)                                 the Wilmington Amendment of Undertaking is not required as part of the Acceptable Security provided under the New Coal Supply Deed;

(b)                                 Coronado may commence mining the Reserved Area; and

(c)                                  the provisions of clause 4.2(b) will not apply to such mining,

please execute this letter as a deed in the space provided below and deliver a fully signed counterpart of this letter to the undersigned on behalf of Coronado.

Coronado Curragh Pty Ltd	Level 31, Central Plaza One	T +617 3031 7777
ABN 90 009 362 565	345 Queen Street	F +617 3229 7402
GPO Box 51 Brisbane QLD 4000

	Private Mail Bag	T +617 4986 9211
	Blackwater QLD 4717	F +617 4986 9361	www.curragh.com.au

From the date that each of Coronado and Stanwell have executed and delivered this letter to the other (whether by the exchange of signed originals or by the exchange of signed PDF counterparts by email), the signatories for each party will be deemed to have represented and warranted to the other party that they have all necessary power and authority to execute and deliver this letter as a deed and the provisions of this letter will have full force and effect as a deed.

Yours sincerely

/s/ Garold R. Spindler

Garold R. Spindler

Chief Executive Officer

Executed as a deed

Executed by Coronado Curragh Pty Ltd ABN 90 009 362 565 in accordance with Section 127 of the Corporations Act 2001 (Cth)

/s/ Garold R. Spindler	/s/ Benjamin J. Pentelow
Signature of director	Signature of director/company secretary (Please delete as applicable)

Garold R. Spindler	Benjamin J. Pentelow
Name of director (print)	Name of ~~director~~/company secretary (print)

Signed, sealed and delivered by Richard Van Breda for Stanwell Corporation Limited ACN 078 848 674 under power of attorney in the presence of

/s/ Philip Ware		/s/ Richard Van Breda
Signature of witness		Richard Van Breda

Philip Ware, Solicitor	17/5/19
Name of witness (print)

www.curragh.com.au